Net other operating (loss) / income	12 Months Ended
Dec. 31, 2021
Net other operating (loss) / income [Abstract]
Net other operating (loss) / income
5.	Net other operating (loss) / income

	2021	2020	2019
	£’000	£’000	£’000
Profit on derecognition of leases	—	3,700	—
Loss on disposal of property, plant and equipment	(180)	(1,064)	—
Settlement agreement	—	810	—
Sub-lease income	108	460	185
Remeasurement of leases	15	227	—
Other	—	109	—
	(57)	4,242	185

During the year ended December 31, 2020, the Group terminated the lease term for two leasehold properties giving rise to a profit on disposal of £3,700,000 which included £1,400,000 received as an incentive for exiting one of the leasehold agreements.

During the year ended December 31, 2020, the management of the Group conducted an internal investigation as a result of receiving a whistleblower complaint alleging employee misconduct and other improper activities related to a kickback scheme involving an employee and two third-party vendors. After the investigation, the one remaining open contract with the third-party vendors was terminated and the Group has undertaken proceedings against the involved parties. The Group estimated the amount in question to be in the range of £1.1 million to £1.8 million and recovered £1.8 million from the employee and third-party vendors in December 2020 of which £810,000 was reflected within other operating income.

Sub-lease income comprises income from sub-lease arrangements on operating leases on certain leasehold properties.